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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-07870

                          Pioneer Real Estate Shares
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2014 through June 30, 2014


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                        Pioneer Real
                        Estate Shares

--------------------------------------------------------------------------------
                        Semiannual Report | June 30, 2014
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A  PWREX
                        Class B  PBREX
                        Class C  PCREX
                        Class Y  PYREX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              15

Schedule of Investments                                                      17

Financial Statements                                                         20

Notes to Financial Statements                                                28

Trustees, Officers and Service Providers                                     36

                      Pioneer Real Estate Shares | Semiannual Report | 6/30/14 1

President's Letter

Dear Shareowner,

As we move past the midway point of 2014, U.S. economic growth is still expected to exceed 2% for the full calendar year, despite the fact that U.S. gross domestic product (GDP) for the first quarter was revised down to - 2.9% in May. The markets, in fact, almost completely ignored that bad news, as more timely data -- especially labor market data -- pointed to continuing economic strength. By mid-year, the number of people filing initial unemployment claims and the number of job openings were at levels last seen during the boom years of 2005 through 2007, and unemployment was down to just over 6%. Barring an external shock, we think it's likely that the domestic economic expansion will continue. The Federal Reserve System (the Fed) is widely expected to end its stimulative QE (quantitative easing) program by the end of this year and to begin raising the Federal funds rate in 2015; two more signs that the U.S. economic recovery is on increasingly solid footing. The timing and pace of Fed's actions remain uncertain, however, as Fed Chair Janet Yellen has continually stressed that Fed policy will be sensitive to incoming economic data, and any signs of accelerating inflation could prompt an earlier increase in the Federal funds rate.

A modestly improving European economy and continuing economic improvement in Japan appear likely to result in improving global economic growth in the second half of 2014, further supporting the U.S. economy. Some slack remains in the labor markets and capacity utilization, which offers the potential for continuing non-inflationary growth.

While the U.S. economy appears robust and the global economy seems to be improving, there are still weaknesses and risks to the economic outlook. Risks of an adverse shock also remain. Military conflicts and political tensions are widespread, with particular concerns about recent developments in the Middle East that could prove disruptive to the global oil supply. While most of the widely recognized risks may already be "priced into" the market, we caution against complacency and believe investors should continue to expect market volatility.

2 Pioneer Real Estate Shares | Semiannual Report | 6/30/14

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and rewards in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury*

Daniel K. Kingsbury*
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

*     Mr. Kingsbury resigned effective August 8, 2014.

                      Pioneer Real Estate Shares | Semiannual Report | 6/30/14 3

Portfolio Management Discussion | 6/30/14

In the following interview, Matthew Troxell of AEW Capital Management, L.P., sub-adviser for Pioneer Real Estate Shares, discusses the market environment for real estate-related investments and the Fund's performance during the six-month period ended June 30, 2014.

Q    How did the Fund perform during the six-months ended June 30, 2014?

A The Fund's Class A shares returned 17.15% at net asset value during the six-month period ended June 30, 2014, while the Fund's benchmark, the Morgan Stanley Capital International (MSCI) U.S. REIT Index (the MSCI Index)(1), returned 17.68%. During the same period, the average return of the 258 mutual funds in Lipper's Real Estate Funds category was 16.44%, and the average return of the 279 mutual funds in Morningstar's Real Estate Funds category was 16.57%.

Q What were the main reasons for the Fund's slight underperformance of the MSCI Index during the six-month period ended June 30, 2014? Specifically, which investment strategies or individual holdings had the biggest effects on the Fund's relative returns?

A On a relative basis, the Fund underperformed the benchmark during the period, a result largely attributable to negative stock selection results in the diversified, industrial and hotel sectors as well as the portfolio's modest cash position, which was a detractor in light of the real estate investment trust (REIT) sector's strong absolute performance.

     The individual positions that detracted the most from the Fund's benchmark-relative performance during the six-month period included overweights in the underperforming REITs Forest City Enterprises and Hilton Worldwide, and an underweight to the outperforming apartment REIT Essex Property Trust. Shares of Forest City came under selling pressure during the period when investors had a negative reaction to

(1) The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Real Estate Shares | Semiannual Report | 6/30/14 management's development and capital expenditure plans. Hilton has strong fundamentals in our view, but lagged many of its peers in the lodging sector during the first half of 2014 in anticipation of a private equity group's trimming its stake in the hotelier. The Fund's underweight exposure in Essex Property Trust hurt relative performance as the REIT rallied in response to strong market conditions on the west coast.

Q Which of your investment strategies augmented the Fund's performance during the six-month period ended June 30, 2014, and which strategies detracted from performance?

A The Fund's strong absolute performance during the period was driven by both stock selection results and sector allocation strategies. With regard to stock selection, the portfolio's holdings in the triple-net-lease, regional mall, and office sectors made the largest contributions to returns. (A triple-net-lease is a lease agreement that designates the lessee, or tenant, as being solely responsible for all of the costs relating to the asset being leased, in addition to the rental fee applied under the lease. Under a triple-net-lease, the tenant typically pays the net real estate taxes owed on the leased asset as well as the net building insurance premiums and net common area maintenance costs. Because the tenant is covering these "triple" costs - which would otherwise be the responsibility of the property owner - the rent charged under a triple-net-lease agreement is generally lower than the rent charged in a standard lease agreement.)

     The holdings that contributed the most to the Fund's performance during the six-month period included a significant underweight position in the underperforming triple-net-lease REIT American Realty Capital Properties, which posted a negative return for the first half of 2014. Overweight Portfolio positions in the outperforming office REIT Kilroy Realty and the apartment REIT Equity Residential also contributed to returns. Kilroy Realty's portfolio of assets - like those of Essex Property Trust (mentioned previously) - continued to benefit during the period from strength in the west coast markets, particularly in San Francisco and Seattle. Equity Residential reported solid quarterly earnings results during the period, which were driven by strong apartment demand.

     In addition, despite strong performance from the Portfolio's individual holdings in the triple-net-lease sector, the sector as a whole underperformed during the period, and so being underweight there contributed to the Portfolio's returns. An overweight position in the outperforming diversified sector also benefited the Fund's returns during the period.

                      Pioneer Real Estate Shares | Semiannual Report | 6/30/14 5

Q Did you implement any major changes to the Fund's strategy during the six-month period ended June 30, 2014?

A We didn't make any significant changes to the Fund's portfolio during the period. The portfolio continues to be well diversified* by property type and geographic region, and our investment process remains focused on security selection within each property sector. Throughout the period, the portfolio had a bias toward companies with stronger balance sheets and higher-quality assets as well as toward companies with development pipelines that we believe are undervalued by the market. Based on improving property market fundamentals and relative valuations within the REIT sector, however, our preference for attractive value led us to increase the portfolio's overweight in the office sector and move to a bigger underweight in the triple-net-lease sector.

     From a sector standpoint, we continue to underweight the Fund in sectors that are very yield-driven and have, in our view, less operating upside. Those sectors include health care and triple net lease. With regard to triple-net-lease REITs, we believe the long-term nature of the income streams in the sector provides limited ability to offset rising interest rates, especially when compared with REITs in other sectors that may be able to capitalize on rising rents in a strong economy. The Fund also is underweight in the lodging sector, as we believe the undeniably strong fundamentals of the sector are largely reflected in current prices (the lodging group has returned nearly 35% over the past year).

     We have overweighted the portfolio in the diversified sector, which represents a group of companies, in our view, that trade at a discount both to the assets that they own and to their pure-play REIT counterparts. Within the diversified sector, the Fund holds a larger-than-benchmark weighting in biotech lab-space REITs. Elsewhere, we remain positive on the storage sector, even though it has already enjoyed a decade of very strong growth. The REITs in the storage sector continue to demonstrate the ability to accretively add private portfolios to their platform. Finally, we see value in higher-quality mall and apartment REITs as well as select office and shopping center companies.

* Diversification does not assure a profit nor protect against loss in a declining market.

6 Pioneer Real Estate Shares | Semiannual Report | 6/30/14

Q How would you characterize the health of the underlying subsectors of the REIT market as of June 30, 2014?

A We saw general improvement in all subsectors of the REIT market during the six-month period, particularly during the second quarter. We expect 2014 to be the first year of the economic recovery where all of the major REIT subsectors see positive growth in net operating income (NOI). The shorter-lease sectors, such as apartments and self-storage, are seeing slowing, but still solid growth as occupancies stabilize at high levels, while the longer-lease sectors, such as office and retail, are still a few years away from peak NOI growth, in our opinion.

     Rents are moving up in all property types, and some longer-lease property types should soon transition into an environment where leases will be signed at higher rents than those currently in place, thus providing a boost to NOI. Supply risk remains minimal on a national level, with only the apartment sector now back to long-term construction averages. We are seeing some supply growth in a few select office and industrial markets, but the growth is generally targeted at locations with strong demand.

Q How would you rate the attractiveness of REIT valuations at this point in the economic recovery?

A REITs certainly benefited from the surprising drop in market interest rates during the first half of 2014. By period end, REIT valuations were at near long-term historical averages, making them appear relatively expensive compared with other equities, but attractive relative to bonds.

     The Federal Reserve (the Fed) is on pace to end its stimulative bond-buying program later this year. If U.S. economic data continues to improve, investors will eventually begin to focus on the timing of the Fed's first increase in the benchmark Federal funds rate. When interest rates eventually do rise over the next several years, we expect REIT performance gains to be driven more by earnings growth than by additional expansion of the multiples investors are willing to pay for cash flows.

                      Pioneer Real Estate Shares | Semiannual Report | 6/30/14 7

Please refer to the Schedule of Investments on pages 17-19 for a full listing of Fund securities.

The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

8 Pioneer Real Estate Shares | Semiannual Report | 6/30/14

Portfolio Summary | 6/30/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                       100.0%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Apartment                                                                 15.2%
Regional Mall                                                             14.0%
Office                                                                    12.4%
Health Care                                                               10.5%
Diversified                                                                9.6%
Shopping Center                                                            9.1%
Storage                                                                    7.7%
Industrial                                                                 7.2%
Hotel                                                                      6.5%
Cash and equivalents                                                       3.4%
Triple Net Lease                                                           2.9%
Manufactured Home                                                          1.5%

10 Largest Holdings*
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

 1. Simon Property Group, Inc.                                            8.41%
--------------------------------------------------------------------------------
 2. Equity Residential Property Trust, Inc.                               6.08
--------------------------------------------------------------------------------
 3. Prologis, Inc.                                                        5.18
--------------------------------------------------------------------------------
 4. Boston Properties, Inc.                                               5.00
--------------------------------------------------------------------------------
 5. Public Storage, Inc.                                                  4.88
--------------------------------------------------------------------------------
 6. AvalonBay Communities, Inc.                                           4.75
--------------------------------------------------------------------------------
 7. Host Hotels & Resorts, Inc.                                           4.24
--------------------------------------------------------------------------------
 8. HCP, Inc.                                                             3.88
--------------------------------------------------------------------------------
 9. Kilroy Realty Corp.                                                   3.48
--------------------------------------------------------------------------------
10. Ventas, Inc.                                                          3.46
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

                      Pioneer Real Estate Shares | Semiannual Report | 6/30/14 9

Prices and Distributions | 6/30/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                       6/30/14                          12/31/13
--------------------------------------------------------------------------------
           A                         $ 28.47                           $ 24.56
--------------------------------------------------------------------------------
           B                         $ 28.09                           $ 24.23
--------------------------------------------------------------------------------
           C                         $ 28.08                           $ 24.24
--------------------------------------------------------------------------------
           Y                         $ 28.43                           $ 24.52
--------------------------------------------------------------------------------

Distributions per Share: 1/1/14-6/30/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            Short-Term               Long-Term
         Class          Dividends          Capital Gains           Capital Gains
--------------------------------------------------------------------------------
           A             $0.2900               $   --                $    --
--------------------------------------------------------------------------------
           B             $0.0800               $   --                $    --
--------------------------------------------------------------------------------
           C             $0.1800               $   --                $    --
--------------------------------------------------------------------------------
           Y             $0.3500               $   --                $    --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The MSCI U.S. REIT Index is an unmanaged, widely used index comprising a broad representation of the most actively traded real estate trusts, and is designed to be a measure of real estate equity performance. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-14.

10 Pioneer Real Estate Shares | Semiannual Report | 6/30/14

Performance Update | 6/30/14                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Real Estate Shares at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index.

Average Annual Total Returns
(As of June 30, 2014)
--------------------------------------------------------------------------------
                    Net            Public
                    Asset          Offering        MSCI
                    Value          Price           U.S. REIT
Period              (NAV)          (POP)           Index
--------------------------------------------------------------------------------
10 Years             9.33%          8.68%           9.63%
5 Years             22.53          21.08           23.84
1 Year              12.38           5.91           13.38
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2014)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    1.48%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Real Estate Shares     MSCI U.S. REIT Index
6/30/2004           $  9,425                       $ 10,000
6/30/2005           $ 12,675                       $ 13,293
6/30/2006           $ 15,630                       $ 15,905
6/30/2007           $ 17,125                       $ 17,821
6/30/2008           $ 14,483                       $ 15,300
6/30/2009           $  8,325                       $  8,608
6/30/2010           $ 12,856                       $ 13,363
6/30/2011           $ 16,985                       $ 17,918
6/30/2012           $ 18,978                       $ 20,282
6/30/2013           $ 20,457                       $ 22,113
6/30/2014           $ 22,988                       $ 25,072

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/14 11

Performance Update | 6/30/14                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer Real Estate Shares during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) U.S. REIT Index.

Average Annual Total Returns
(As of June 30, 2014)
--------------------------------------------------------------------------------
                                                   MSCI
                    If             If              U.S. REIT
Period              Held           Redeemed        Index
--------------------------------------------------------------------------------
10 Years             8.07%          8.07%           9.63%
5 Years             20.94          20.94           23.84
1 Year              10.76           6.76           13.38
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2014)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    2.84%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Real Estate Shares     MSCI U.S. REIT Index
6/30/2004           $ 10,000                       $ 10,000
6/30/2005           $ 13,337                       $ 13,293
6/30/2006           $ 16,293                       $ 15,905
6/30/2007           $ 17,695                       $ 17,821
6/30/2008           $ 14,816                       $ 15,300
6/30/2009           $  8,396                       $  8,608
6/30/2010           $ 12,802                       $ 13,363
6/30/2011           $ 16,709                       $ 17,918
6/30/2012           $ 18,430                       $ 20,282
6/30/2013           $ 19,613                       $ 22,113
6/30/2014           $ 21,724                       $ 25,072

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Real Estate Shares | Semiannual Report | 6/30/14

Performance Update | 6/30/14                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Real Estate Shares during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) U.S. REIT Index.

Average Annual Total Returns
(As of June 30, 2014)
--------------------------------------------------------------------------------
                                                   MSCI
                    If             If              U.S. REIT
Period              Held           Redeemed        Index
--------------------------------------------------------------------------------
10 Years             8.39%          8.39%           9.63%
5 Years             21.47          21.47           23.84
1 Year              11.41          11.41           13.38
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2014)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    2.32%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment


                    Pioneer Real Estate Shares     MSCI U.S. REIT Index
6/30/2004           $ 10,000                       $ 10,000
6/30/2005           $ 13,348                       $ 13,293
6/30/2006           $ 16,324                       $ 15,905
6/30/2007           $ 17,733                       $ 17,821
6/30/2008           $ 14,868                       $ 15,300
6/30/2009           $  8,461                       $  8,608
6/30/2010           $ 12,952                       $ 13,363
6/30/2011           $ 16,962                       $ 17,918
6/30/2012           $ 18,797                       $ 20,282
6/30/2013           $ 20,088                       $ 22,113
6/30/2014           $ 22,380                       $ 25,072

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/14 13

Performance Update | 6/30/14                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Real Estate Shares during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) U.S. REIT Index.

Average Annual Total Returns
(As of June 30, 2014)
--------------------------------------------------------------------------------
                                                   MSCI U.S.
                    If             If              REIT
Period              Held           Redeemed        Index
--------------------------------------------------------------------------------
10 Years             9.95%          9.95%           9.63%
5 Years             23.20          23.20           23.84
1 Year              12.90          12.90           13.38
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2014)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    1.01%
--------------------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                    Pioneer Real Estate Shares     MSCI U.S. REIT Index
6/30/2004           $  5,000,000                   $  5,000,000
6/30/2005           $  6,758,506                   $  6,646,358
6/30/2006           $  8,376,352                   $  7,952,262
6/30/2007           $  9,221,887                   $  8,910,669
6/30/2008           $  7,840,544                   $  7,650,229
6/30/2009           $  4,547,587                   $  4,304,214
6/30/2010           $  7,069,766                   $  6,681,497
6/30/2011           $  9,393,703                   $  8,959,044
6/30/2012           $ 10,556,029                   $ 10,140,993
6/30/2013           $ 11,434,032                   $ 11,056,580
6/30/2014           $ 12,909,398                   $ 12,535,832

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Real Estate Shares | Semiannual Report | 6/30/14

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses.You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares

Based on actual returns from January 1, 2014 through June 30, 2014.

--------------------------------------------------------------------------------
Share Class                      A             B             C             Y
--------------------------------------------------------------------------------
Beginning Account            $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 1/1/14
--------------------------------------------------------------------------------
Ending Account               $1,171.50     $1,162.70     $1,166.10     $1,174.40
Value on 6/30/14
--------------------------------------------------------------------------------
Expenses Paid                $    7.75     $   15.82     $   12.46     $    5.34
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.44%, 2.95%, 2.32%, and 0.99% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/14 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2014 through June 30, 2014.

--------------------------------------------------------------------------------
Share Class                       A             B            C             Y
--------------------------------------------------------------------------------
Beginning Account            $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 1/1/14
--------------------------------------------------------------------------------
Ending Account               $1,017.65     $1,010.17     $1,013.29     $1,019.89
Value on 6/30/14
--------------------------------------------------------------------------------
Expenses Paid                $    7.20     $   14.70     $   11.58     $    4.96
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.44%, 2.95%, 2.32%, and 0.99% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16 Pioneer Real Estate Shares | Semiannual Report | 6/30/14

Schedule of Investments | 6/30/14 (unaudited)

-------------------------------------------------------------------------------------
   Shares                                                               Value
-------------------------------------------------------------------------------------
               COMMON STOCKS -- 96.6%
               CONSUMER SERVICES -- 0.9%
               Hotels, Resorts & Cruise Lines -- 0.9%
      60,800   Hilton Worldwide Holdings, Inc.                          $   1,416,640
                                                                        -------------
               Total Consumer Services                                  $   1,416,640
-------------------------------------------------------------------------------------
               REAL ESTATE -- 95.7%
               Diversified REIT -- 7.8%
      56,200   American Assets Trust, Inc.                              $   1,941,710
      35,100   American Realty Capital Properties, Inc.                       439,803
      34,000   Armada Hoffler Properties, Inc.                                329,120
     104,500   Empire State Realty Trust, Inc.*                             1,724,250
       6,340   First Potomac Realty Trust                                      83,181
      79,600   Liberty Property Trust                                       3,019,228
      97,400   Retail Opportunity Investments Corp.                         1,532,102
      34,200   Vornado Realty Trust                                         3,650,166
                                                                        -------------
                                                                        $  12,719,560
-------------------------------------------------------------------------------------
               Industrial REIT -- 5.2%
     198,900   Prologis, Inc.                                           $   8,172,801
      28,100   Rexford Industrial Realty, Inc.*                               400,144
                                                                        -------------
                                                                        $   8,572,945
-------------------------------------------------------------------------------------
               Office REIT -- 15.1%
      38,400   Alexandria Real Estate Equities, Inc.                    $   2,981,376
     122,300   BioMed Realty Trust, Inc.                                    2,669,809
      66,800   Boston Properties, Inc.                                      7,894,424
      62,700   Douglas Emmett, Inc.                                         1,769,394
      96,200   DuPont Fabros Technology, Inc.                               2,593,552
      64,200   Gramercy Property Trust, Inc.*                                 388,410
      88,200   Kilroy Realty Corp.                                          5,493,096
      49,500   Piedmont Office Realty Trust, Inc.                             937,530
                                                                        -------------
                                                                        $  24,727,591
-------------------------------------------------------------------------------------
               Residential REIT -- 16.7%
      50,300   American Campus Communities, Inc.                        $   1,923,472
      49,300   American Homes 4 Rent*                                         875,568
      52,700   AvalonBay Communities, Inc.                                  7,493,413
      46,300   Camden Property Trust                                        3,294,245
      55,500   Equity Lifestyle Properties, Inc.                            2,450,880
     152,300   Equity Residential Property Trust, Inc.                      9,594,900
       8,467   Essex Property Trust, Inc.                                   1,565,633
                                                                        -------------
                                                                        $  27,198,111
-------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/14 17

-------------------------------------------------------------------------------------
  Shares                                                                Value
-------------------------------------------------------------------------------------
               Retail REIT -- 23.2%
      63,300   Acadia Realty Trust                                      $   1,778,097
     168,900   DDR Corp.                                                    2,977,707
      37,600   Federal Realty Investment Trust                              4,546,592
      46,600   National Retail Properties, Inc.                             1,733,054
      73,300   Ramco-Gershenson Properties Trust                            1,218,246
      49,000   Regency Centers Corp.                                        2,728,320
      79,800   Simon Property Group, Inc.                                  13,269,144
      55,600   Taubman Centers, Inc.                                        4,215,036
      74,800   The Macerich Co.                                             4,992,900
      23,500   Washington Prime Group, Inc.                                   440,390
                                                                        -------------
                                                                        $  37,899,486
-------------------------------------------------------------------------------------
               Specialized REIT -- 25.4%
       9,300   Aviv Real Estate Investment Trust, Inc.                  $     261,981
      70,800   CubeSmart                                                    1,297,056
      44,700   EPR Properties                                               2,497,389
      68,400   Extra Space Storage, Inc.                                    3,642,300
     147,900   HCP, Inc.                                                    6,120,102
      85,900   Health Care Real Estate Investment Trust, Inc.               5,383,353
     304,000   Host Hotels & Resorts, Inc.                                  6,691,040
      44,900   Public Storage, Inc.                                         7,693,615
      84,500   RLJ Lodging Trust                                            2,441,205
      85,100   Ventas, Inc.                                                 5,454,910
                                                                        -------------
                                                                        $  41,482,951
-------------------------------------------------------------------------------------
               Diversified Real Estate Activities -- 0.8%
      30,500   Alexander & Baldwin, Inc.*                               $   1,264,225
-------------------------------------------------------------------------------------
               Real Estate Operating Companies -- 1.5%
     125,500   Forest City Enterprises, Inc.*                           $   2,493,685
                                                                        -------------
               Total Real Estate                                        $ 156,358,554
-------------------------------------------------------------------------------------
               TOTAL COMMON STOCKS
               (Cost $80,879,207)                                       $ 157,775,194
-------------------------------------------------------------------------------------
               TOTAL INVESTMENT IN SECURITIES -- 96.6%
               (Cost $80,879,207) (a)                                   $ 157,775,194
-------------------------------------------------------------------------------------
               OTHER ASSETS & LIABILITIES -- 3.4%                       $   5,523,119
-------------------------------------------------------------------------------------
               TOTAL NET ASSETS -- 100.0%                               $ 163,298,313
=====================================================================================

The accompanying notes are an integral part of these financial statements.

18 Pioneer Real Estate Shares | Semiannual Report | 6/30/14

*        Non-income producing security.

REIT     Real Estate Investment Trust.

(a) At June 30, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $84,204,915 was as follows:

           Aggregate gross unrealized appreciation for all investments in which
             there is an excess of value over tax cost                           $73,616,029

           Aggregate gross unrealized depreciation for all investments in which
             there is an excess of tax cost over value                               (45,750)
                                                                                 -----------
           Net unrealized appreciation                                           $73,570,279
                                                                                 ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2014 aggregated $13,570,074 and $4,996,188, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 -- quoted prices in active markets for identical securities.

  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2014, in valuing the Fund's investments:

--------------------------------------------------------------------------------
                       Level 1        Level 2       Level 3      Total
--------------------------------------------------------------------------------
Common Stocks          $157,775,194   $    --       $    --      $157,775,194
--------------------------------------------------------------------------------
Total                  $157,775,194   $    --       $    --      $157,775,194
================================================================================

During the six months ended June 30, 2014, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/14 19

Statement of Assets and Liabilities | 6/30/14 (unaudited)

ASSETS:
  Investment in securities (cost $80,879,207)
  Cash                                                                  $157,775,194
  Receivables --                                                           4,288,590
     Investment securities sold                                              803,497
     Fund shares sold                                                        402,255
     Dividends                                                               567,412
  Other                                                                       41,138
-------------------------------------------------------------------------------------
        Total assets                                                    $163,878,086
=====================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                    $    164,811
     Fund shares repurchased                                                 350,407
     Trustee fees                                                                 56
  Due to affiliates                                                           46,816
  Accrued expenses                                                            17,683
-------------------------------------------------------------------------------------
         Total liabilities                                              $    579,773
=====================================================================================
NET ASSETS:
  Paid-in capital                                                       $ 87,288,368
  Distributions in excess of net investment income                            (3,624)
  Accumulated net realized loss on investments                              (882,418)
  Net unrealized appreciation on investments                              76,895,987
-------------------------------------------------------------------------------------
        Total net assets                                                $163,298,313
=====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $99,903,354/3,509,468 shares)                       $      28.47
  Class B (based on $3,263,731/116,186 shares)                          $      28.09
  Class C (based on $12,154,508/432,823 shares)                         $      28.08
  Class Y (based on $47,976,720/1,687,787 shares)                       $      28.43
MAXIMUM OFFERING PRICE:
  Class A ($28.47 / 94.25%)                                             $      30.21
=====================================================================================

The accompanying notes are an integral part of these financial statements.

20 Pioneer Real Estate Shares | Semiannual Report | 6/30/14

Statement of Operations (unaudited)

For the Six Months Ended 6/30/14

INVESTMENT INCOME:
   Dividends                                                         $ 2,696,150
   Interest                                                                  528
------------------------------------------------------------------------------------------------
        Total investment income                                                      $ 2,696,678
------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                    $   589,876
  Transfer agent fees
     Class A                                                              72,295
     Class B                                                              11,467
     Class C                                                              13,599
     Class Y                                                               1,112
  Distribution fees
     Class A                                                             112,037
     Class B                                                              17,007
     Class C                                                              57,210
  Shareholder communications expense                                      65,397
  Administrative reimbursements                                           34,745
  Custodian fees                                                           1,424
  Professional fees                                                       21,319
  Printing expense                                                         7,018
  Fees and expenses of nonaffiliated Trustees                              3,531
  Miscellaneous                                                           34,333
------------------------------------------------------------------------------------------------
     Total expenses                                                                  $ 1,042,370
------------------------------------------------------------------------------------------------
         Net investment income                                                       $ 1,654,308
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                                   $ 1,203,946
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments                               $20,084,508
------------------------------------------------------------------------------------------------
  Net gain on investments                                                            $21,288,454
------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                               $22,942,762
================================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/14 21

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended
                                                             6/30/14        Year Ended
                                                             (unaudited)    12/31/13
------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                        $  1,654,308   $   1,286,381
Net realized gain on investments                                1,203,946       9,163,065
Change in net unrealized appreciation (depreciation)
  on investments                                               20,084,508      (8,974,246)
------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations       $ 22,942,762   $   1,475,200
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.29 and $0.22 per share, respectively)       $   (981,980)  $    (754,256)
     Class B ($0.08 and $0.00 per share, respectively)             (9,546)             --
     Class C ($0.18 and $0.02 per share, respectively)            (78,265)         (7,932)
     Class Y ($0.35 and $0.36 per share, respectively)           (588,141)       (524,193)
Net realized gain:
     Class A ($0.00 and $0.27 per share, respectively)                           (906,742)
     Class B ($0.00 and $0.14 per share, respectively)                            (22,961)
     Class C ($0.00 and $0.27 per share, respectively)                           (131,999)
     Class Y ($0.00 and $0.27 per share, respectively)                           (387,975)
------------------------------------------------------------------------------------------
          Total distributions to shareowners                 $ (1,657,932)  $  (2,736,058)
------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                 $ 31,139,850   $  36,227,317
Reinvestment of distributions                                   1,307,128       2,104,342
Cost of shares repurchased                                    (20,364,538)    (41,130,187)
------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from
        Fund share transactions                              $ 12,082,440   $  (2,798,528)
------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                   $ 33,367,270   $  (4,059,386)
NET ASSETS:
Beginning of period                                          $129,931,043   $ 133,990,429
------------------------------------------------------------------------------------------
End of period                                                $163,298,313   $ 129,931,043
==========================================================================================
Distributions in excess of net investment income             $     (3,624)  $          --
==========================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Real Estate Shares | Semiannual Report | 6/30/14

-------------------------------------------------------------------------------------------
                                      '14 Shares   '14 Amount
                                      (unaudited)  (unaudited)   '13 Shares   '13 Amount
-------------------------------------------------------------------------------------------
Class A
Shares sold                             500,134    $13,527,759    663,832     $ 17,329,001
Reinvestment of distributions            34,504        946,460     63,237        1,598,276
Less shares repurchased                (286,694)    (7,658,045)  (870,384)     (22,597,136)
-------------------------------------------------------------------------------------------
      Net increase (decrease)           247,944    $ 6,816,174   (143,315)    $ (3,669,859)
===========================================================================================
Class B
Shares sold or exchanged                  1,484    $    39,158      9,788     $    252,200
Reinvestment of distributions               348          9,502        911           22,722
Less shares repurchased                 (30,943)      (816,131)   (86,615)      (2,201,551)
-------------------------------------------------------------------------------------------
      Net decrease                      (29,111)   $  (767,471)   (75,916)    $ (1,926,629)
===========================================================================================
Class C
Shares sold                              64,938    $ 1,734,480     94,498     $  2,444,157
Reinvestment of distributions             2,787         75,454      5,356          133,782
Less shares repurchased                 (72,643)    (1,928,541)  (180,295)      (4,533,347)
-------------------------------------------------------------------------------------------
      Net decrease                       (4,918)   $  (118,607)   (80,441)    $ (1,955,408)
===========================================================================================
Class Y
Shares sold                             589,809    $15,838,453    627,929     $ 16,201,959
Reinvestment of distributions            10,062        275,712     13,872          349,562
Less shares repurchased                (368,476)    (9,961,821)  (463,004)     (11,798,153)
-------------------------------------------------------------------------------------------
      Net increase                      231,395    $ 6,152,344    178,797     $  4,753,368
===========================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/14 23

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended        Year      Year      Year      Year      Year
                                                            6/30/14      Ended     Ended     Ended     Ended     Ended
                                                            (unaudited)  12/31/13  12/31/12  12/31/11  12/31/10  12/31/09
-----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of year                         $ 24.56       $ 24.76   $ 21.79   $ 20.41   $ 16.24   $ 13.00
----------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                   $  0.29       $  0.23   $  0.45   $  0.42   $  0.21   $  0.35
   Net realized and unrealized gain (loss) on investments     3.91          0.06      2.97      1.37      4.34      3.37
----------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                    $  4.20       $  0.29   $  3.42   $  1.79   $  4.55   $  3.72
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                   $ (0.29)      $ (0.22)  $ (0.45)  $ (0.41)  $ (0.22)  $ (0.34)
   Net realized gain                                            --         (0.27)       --        --        --        --
   Tax return of capital                                        --            --        --        --     (0.16)    (0.14)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                        $ (0.29)      $ (0.49)  $ (0.45)  $ (0.41)  $ (0.38)  $ (0.48)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  3.91       $ (0.20)  $  2.97   $  1.38   $  4.17   $  3.24
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 28.47       $ 24.56   $ 24.76   $ 21.79   $ 20.41   $ 16.24
============================================================================================================================
Total return*                                                17.15%         1.14%    15.75%     8.90%    28.25%    30.15%
Ratio of net expenses to average net assets                   1.44%**       1.48%     1.52%     1.59%     1.62%     1.85%
Ratio of net investment income to average net assets          2.20%**       0.89%     1.87%     1.94%     1.17%     2.77%
Portfolio turnover rate                                          7%**         17%        8%        8%       14%       23%
Net assets, end of period (in thousands)                   $99,903       $80,091   $84,310   $75,318   $75,520   $67,510
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Real Estate Shares | Semiannual Report | 6/30/14

-----------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended       Year          Year         Year         Year       Year
                                                            6/30/14     Ended         Ended        Ended        Ended      Ended
                                                            (unaudited) 12/31/13      12/31/12     12/31/11     12/31/10   12/31/09
-----------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of year                          $ 24.23     $  24.43      $ 21.50      $ 20.13      $ 16.03    $ 12.84
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                             $  0.10     $  (0.17)     $  0.12      $  0.16      $ (0.04)   $  0.17
   Net realized and unrealized gain (loss) on investments      3.84         0.11         2.93         1.38         4.29       3.34
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          $  3.94     $  (0.06)     $  3.05      $  1.54      $  4.25    $  3.51
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                    $ (0.08)    $     --      $ (0.12)(a)  $ (0.17)(a)  $ (0.09)   $ (0.18)
   Net realized gain                                             --        (0.14)(a)       --           --           --         --
   Tax return of capital                                         --           --           --           --        (0.06)     (0.14)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         $ (0.08)    $  (0.14)     $ (0.12)     $ (0.17)     $ (0.15)   $ (0.32)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $  3.86     $  (0.20)     $  2.93      $  1.37      $  4.10    $  3.19
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $ 28.09     $  24.23      $ 24.43      $ 21.50      $ 20.13    $ 16.03
===================================================================================================================================
Total return*                                                 16.27%       (0.26)%      14.22%        7.67%       26.60%     28.38%
Ratio of net expenses to average net assets                    2.95%**      2.84%        2.85%        2.75%        2.90%      3.25%
Ratio of net investment income (loss) to average net assets    0.60%**     (0.56)%       0.48%        0.73%       (0.13)%     1.41%
Portfolio turnover rate                                           7%**        17%           8%           8%          14%        23%
Net assets, end of period (in thousands)                    $ 3,264     $  3,520      $ 5,404      $ 6,657      $ 8,484    $ 8,753
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) Dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer Funds, as permitted by existing exchange privileges.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/14 25

------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended        Year        Year      Year      Year      Year
                                                            6/30/14      Ended       Ended     Ended     Ended     Ended
                                                            (unaudited)  12/31/13    12/31/12  12/31/11  12/31/10  12/31/09
------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of year                          $ 24.24      $ 24.45     $ 21.53   $ 20.15   $ 16.06   $ 12.86
------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                    $  0.17      $  0.00(a)  $  0.24   $  0.23   $  0.06   $  0.22
   Net realized and unrealized gain (loss) on investments      3.85         0.08        2.93      1.38      4.27      3.34
------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                     $  4.02      $  0.08     $  3.17   $  1.61   $  4.33   $  3.56
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                    $ (0.18)     $ (0.02)    $ (0.25)  $ (0.23)  $ (0.14)  $ (0.22)
   Net realized gain                                             --        (0.27)         --        --        --        --
   Tax return of capital                                         --           --          --        --     (0.10)    (0.14)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         $ (0.18)     $ (0.29)    $ (0.25)  $ (0.23)  $ (0.24)  $ (0.36)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $  3.84      $ (0.21)    $  2.92   $  1.38   $  4.09   $  3.20
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $ 28.08      $ 24.24     $ 24.45   $ 21.53   $ 20.15   $ 16.06
==============================================================================================================================
Total return*                                                 16.61%        0.27%      14.75%     8.07%    27.08%    28.87%
Ratio of net expenses to average net assets                    2.32%**      2.32%       2.37%     2.42%     2.50%     2.89%
Ratio of net investment income to average net assets           1.32%**      0.02%       1.03%     1.09%     0.31%     1.76%
Portfolio turnover rate                                           7%**        17%          8%        8%       14%       23%
Net assets, end of period (in thousands)                    $12,155      $10,609     $12,667   $11,216   $12,082   $ 9,153
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a)  Amount rounds to less than $0.00 or $(0.00) per share.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Real Estate Shares | Semiannual Report | 6/30/14

---------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended         Year      Year      Year      Year      Year
                                                           6/30/14       Ended     Ended     Ended     Ended     Ended
                                                           (unaudited)   12/31/13  12/31/12  12/31/11  12/31/10  12/31/09
---------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of year                         $ 24.52       $ 24.74   $ 21.78   $ 20.39   $ 16.23   $ 12.98
---------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                   $  0.35       $  0.36   $  0.56   $  0.56   $  0.33   $  0.44
   Net realized and unrealized gain (loss) on investments     3.91          0.05      2.97      1.37      4.32      3.40
---------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                    $  4.26       $  0.41   $  3.53   $  1.93   $  4.65   $  3.84
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                   $ (0.35)      $ (0.36)  $ (0.57)  $ (0.54)  $ (0.28)  $ (0.45)
   Net realized gain                                            --         (0.27)       --        --        --        --
   Tax return of capital                                        --            --        --        --     (0.21)    (0.14)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                        $ (0.35)      $ (0.63)  $ (0.57)  $ (0.54)  $ (0.49)  $ (0.59)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  3.91       $ (0.22)  $  2.96   $  1.39   $  4.16   $  3.25
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 28.43       $ 24.52   $ 24.74   $ 21.78   $ 20.39   $ 16.23
===========================================================================================================================
Total return*                                                17.44%         1.61%    16.28%     9.60%    28.97%    31.38%
Ratio of net expenses to average net assets                   0.99%**       1.01%     1.03%     1.00%     1.00%     1.06%
Ratio of net investment income to average net assets          2.71%**       1.41%     2.48%     2.35%     1.79%     3.49%
Portfolio turnover rate                                          7%**         17%        8%        8%       14%       23%
Net assets, end of period (in thousands)                   $47,977       $35,711   $31,610   $15,811   $46,845   $42,533
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/14 27

Notes to Financial Statements | 6/30/14 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Real Estate Shares (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

28 Pioneer Real Estate Shares | Semiannual Report | 6/30/14

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At June 30, 2014, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services or broker-dealers).

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/14 29 data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2013, the Fund did not accrue any interest or penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the Fund's taxable year. The tax character of distributions paid during the years ended December 31, 2013 was as follows:

     ---------------------------------------------------------------------------
                                                                            2013
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                  $1,286,381
     Long-term capital gain                                            1,449,677
     ---------------------------------------------------------------------------
          Total                                                       $2,736,058
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at December 31, 2013:

     ---------------------------------------------------------------------------
                                                                            2013
     ---------------------------------------------------------------------------
     Distributable Earnings:
     Undistributed long-term capital gain                            $ 1,239,344
     Net unrealized appreciation                                      53,485,771
     ---------------------------------------------------------------------------
          Total                                                      $54,725,115
     ===========================================================================

30 Pioneer Real Estate Shares | Semiannual Report | 6/30/14

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $5,991 in underwriting commissions on the sale of Class A shares during the six months ended June 30, 2014.

D.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

E.   Risks

     Because the Fund may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults of their borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/14 31

F.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.80% of the Fund's average daily net assets up to $1 billion and 0.75% on assets over $1 billion. For the six months ended June 30, 2014, the effective management fee (excluding waivers and/or assumption of expenses) was equal to 0.80% of the Fund's daily net assets. PIM pays a portion of the fee it receives from the Fund to AEW Capital Management, L.P. as compensation for sub-advisory services to the Fund.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $16,008 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended June 30, 2014, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                  $41,442
Class B                                                                    5,670
Class C                                                                    7,987
Class Y                                                                   10,298
--------------------------------------------------------------------------------
  Total                                                                  $65,397
================================================================================

32 Pioneer Real Estate Shares | Semiannual Report | 6/30/14

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $26,379 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at June 30, 2014.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,429 in distribution fees payable to PFD at June 30, 2014.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2014, CDSCs in the amount of $858 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended June 30, 2014, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/14 33 may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 was in the amount of $215 million. As of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12,
2014) on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended June 30, 2014, the Fund had no outstanding borrowings.

7. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended December 31, 2013.

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

34 Pioneer Real Estate Shares | Semiannual Report | 6/30/14

8. Subsequent Event

Upcoming Conversion of Class B Shares

As of the close of business on November 10, 2014 (the "Conversion Date"), all outstanding Class B shares of the Pioneer funds will be converted to Class A shares. Shareholders may continue to hold their Class B shares until the Conversion Date. Prior to the Conversion Date, redemptions of Class B shares are subject to any applicable contingent deferred sales charges (CDSCs). Class A shares acquired through the conversion will not be subject to CDSCs, nor will any sales charges be assessed in connection with the conversion. After the Conversion Date, subsequent purchases of Class A shares will be subject to sales charges as described in the Fund's prospectus.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/14 35

Trustees, Officers and Service Providers

Trustees                                 Officers
Thomas J. Perna, Chairman                Daniel K. Kingsbury, President*
David R. Bock                            Mark D. Goodwin, Executive
Benjamin M. Friedman                       Vice President
Margaret B.W. Graham                     Mark E. Bradley, Treasurer**
Daniel K. Kingsbury*                     Christopher J. Kelley, Secretary
Marguerite A. Piret
Kenneth J. Taubes
Stephen K. West***

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Chief Executive Officer of the Fund. Resigned effective August 8, 2014.

**   Chief Financial and Accounting Officer of the Fund.

***  Retired effective July 15, 2014.

36 Pioneer Real Estate Shares | Semiannual Report | 6/30/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 19407-09-0814

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Not applicable.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Not applicable.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Not applicable.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Real Estate Shares d


By (Signature and Title)* /s/ Mark Goodwin
Mark Goodwin, Executive Vice President

Date August 28, 2014


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Mark Goodwin
Mark Goodwin, Executive Vice President

Date August 28, 2014


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date August 28, 2014

* Print the name and title of each signing officer under his or her signature.